UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

Gartner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14443	04-3099750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 10212

56 Top Gallant Road

Stamford, CT 06902-7700

(Address of principal executive offices, including zip code)

(203) 316-1111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 16, 2017, Gartner, Inc. (“Gartner”) and certain of its subsidiaries entered into a Purchase Agreement with Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers listed therein (the “Initial Purchasers”), in connection with the offer and sale of an aggregate principal amount of $800 million of 5.125% Senior Notes due 2025 (the “Notes”).

The Purchase Agreement contains customary representations, warranties and agreements by Gartner, and customary conditions to closing, indemnification obligations of Gartner and the Initial Purchasers, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

Senior Notes Pricing

On March 16, 2017, Gartner issued a press release announcing that it has priced its previously announced offering of the Notes. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. There can be no assurance that the proposed offering of the Notes will be completed. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

The Notes will be sold in the United States only to qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
1.1	Purchase Agreement, dated March 16, 2017, among Gartner, Inc., the subsidiary guarantors named therein and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein.

99.1	Press release announcing pricing of senior notes due 2025 issued on March 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.

Date: March 17, 2017	By:	/s/ Craig W. Safian
Craig W. Safian Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Purchase Agreement, dated March 16, 2017, among Gartner, Inc., the subsidiary guarantors named therein and Goldman, Sachs & Co. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein.

99.1	Press release announcing pricing of senior notes due 2025 issued on March 16, 2017.